UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005 (May 13, 2005)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No)
of incorporation)

1099 18th Street, Suite 2300
Denver, Colorado	80202
(Address of principal	(Zip Code)
executive offices)

(303) 293-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former names or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      As disclosed in its proxy statement filed with the Securities and Exchange Commission and mailed to its stockholders, the Company will be conducting its annual meeting of stockholders on May 19, 2005 at the Magnolia Hotel Ballroom, 817 17th Street, Denver, Colorado 80202 at 9:30 a.m., Denver time. Immediately following the annual meeting, the Company will present a company overview. The presentation will be broadcast live with both audio and user controlled slides beginning at 9:30 a.m., Denver time, on the Company’s website at http://www.billbarrettcorp.com. After the presentation, the presentation will be available on the website through May 27, 2005. The presentation also will be filed as an exhibit to an amendment to this Form 8-K.

      In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Presentation to be made on May 19, 2005*

*	To be filed by amendment.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2005	BILL BARRETT CORPORATION
	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President — General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation to be made on May 19, 2005*

*	To be filed by amendment.